VALIC Company I

Aggressive Growth Lifestyle Fund
Asset Allocation Fund
Blue Chip Growth Fund
Capital Appreciation Fund
Conservative Growth Lifestyle Fund
Core Bond Fund
Dividend Value Fund
Dynamic Allocation Fund
Emerging Economies Fund
Global Real Estate Fund
Global Strategy Fund
Government Securities Fund
Growth Fund
High Yield Bond Fund
Inflation Protected Fund
International Equities Index Fund
International Government Bond Fund
International Growth Fund

International Opportunities Fund
International Socially Responsible Fund
International Value Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Mid Cap Value Fund
Moderate Growth Lifestyle Fund
Nasdaq-100® Index Fund
Science & Technology Fund
Small Cap Growth Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small Cap Value Fund
Stock Index Fund
Systematic Core Fund
Systematic Value Fund
U.S. Socially Responsible Fund

Supplement dated August 3, 2022, to each Fund’s current Summary Prospectus,

Prospectus and Statement of Additional Information, as amended or supplemented to date

The Variable Annuity Life Insurance Company (“VALIC”), the Funds’ investment adviser, and SunAmerica Asset Management, LLC (“SunAmerica”), a sub-adviser to the SunAmerica-Advised Funds (as defined below), are indirectly, wholly owned by Corebridge Financial, Inc. (“Corebridge”). American International Group, Inc. (“AIG”), the parent of Corebridge, has announced its intention to sell all of its interest in Corebridge over time, including through an initial public offering of Corebridge’s common stock (such divestment, the “Separation Plan”). It is anticipated that one or more of the transactions contemplated by the Separation Plan will be deemed to result in an “assignment” (as defined in the 1940 Act) of the current investment advisory agreement between VALIC and the Company with respect to the Funds and the current investment sub-advisory agreements between VALIC and SunAmerica with respect to the SunAmerica-Advised Funds. The agreements provide that they will automatically terminate in the event of their “assignment.”

Accordingly, at a meeting held on August 2-3, 2022 (the “Board Meeting”), the Board of Directors (the “Board,” whose members are referred to as the “Directors”) of the Company considered and approved proposals to approve a new investment advisory agreement between VALIC and the Company with respect to the Funds and a new investment sub-advisory agreement between VALIC and SunAmerica with respect to the SunAmerica-Advised Funds to take effect upon the automatic termination of an existing agreement in the event of an assignment resulting from a transaction contemplated by the Separation Plan, thus allowing VALIC and SunAmerica to continue to provide advisory and sub-advisory services, respectively, to the Funds without interruption. At the Board Meeting, the Board also approved several other proposals, as described below, and also approved submitting such proposals to shareholders of each Fund at a joint special meeting (the “Special Meeting”) to be held on or about October 14, 2022. Specifically, at the Special Meeting, shareholders will be asked:

1.	To elect Directors to the Board of the Company;

2.

To approve a new investment advisory agreement between VALIC and the Company, on behalf of each of its Funds, and to approve any future investment advisory agreements between VALIC and the Company, each to take effect upon a transaction contemplated by the Separation Plan that results in an assignment of the then-existing investment advisory agreement;

3.

To approve a new investment sub-advisory agreement between VALIC and SunAmerica with respect to each of the Dynamic Allocation Fund, Growth Fund, International Equities Index Fund, Internationally Socially Responsible Fund, Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund, Stock Index Fund and U.S. Socially Responsible Fund (the “SunAmerica-Advised Funds”), and to approve any future investment sub-advisory agreements between VALIC and SunAmerica with respect to the SunAmerica-Advised Funds, each to take effect upon a transaction contemplated by the Separation Plan that results in an assignment of the then-existing investment sub-advisory agreement;

4.

To approve a “manager-of-managers” arrangement that would permit VALIC to enter into and materially amend sub-advisory agreements with unaffiliated and affiliated subadvisers on behalf of the Funds without obtaining shareholder approval;

5.	To approve the adoption, revision or elimination of the fundamental investment restrictions, as applicable, with respect to each Fund; and

6.	To approve a change to the Blue Chip Growth Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified.”

More detailed information about each proposal to be voted on at the Special Meeting will be provided in a forthcoming proxy statement. When you receive the proxy statement, please review it carefully and cast your vote or provide voting instructions to avoid the additional expense to the Funds of any future solicitation. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement. The Special Meeting is limited to shareholders of each Fund. Shareholders of a Fund as of August 5, 2022, are entitled to vote at the Special Meeting.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.